Exhibit 10.1

SIXTH AMENDMENT TO CREDIT AGREEMENT

THIS SIXTH AMENDMENT TO CREDIT AGREEMENT, dated as of January 10, 2008 (this “Amendment”), relating to the Credit Agreement referenced below, is by and among Speedway Motorsports, Inc., a Delaware corporation (“SMI”), and Speedway Funding, LLC, a Delaware limited liability company) (“Speedway Funding” and together with SMI, the “Borrowers”), the subsidiaries and related parties identified as Guarantors on the signature pages hereto, the Lenders identified on the signature pages hereto, Bank of America, N.A., a national banking association, as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”), Wachovia Bank, National Association, as Syndication Agent (in such capacity, the “Syndication Agent”), Calyon New York Branch (successor in interest to Credit Lyonnais New York Branch) and SunTrust Bank, as the Documentation Agents (in such capacity, the “Documentation Agents”), and Banc of America Securities LLC, as Lead Arranger and Book Manager for the Lenders. Terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

W I T N E S S E T H

WHEREAS, a $400 million credit facility has been extended to the Borrowers pursuant to the terms of that Credit Agreement dated as of May 16, 2003, as amended as of November 7, 2003, March 15, 2005, December 2, 2005, May 15, 2006 and as of August 30, 2006 (as amended and modified from time to time, the “Credit Agreement”) among the Borrowers, the subsidiaries and related parties identified as guarantors therein, the Lenders from time to time party thereto, Bank of America, N.A., as Administrative Agent, Wachovia Bank, National Association, as Syndication Agent, Credit Lyonnais, New York Branch, Fleet National Bank, and SunTrust Bank, as the Documentation Agents, and Banc of America Securities LLC, as Lead Arranger and Book Manager for the Lenders;

WHEREAS, the Borrowers have requested certain modifications to the Credit Agreement;

WHEREAS, the requested modifications require the approval of the Lenders;

WHEREAS, the Lenders have agreed to the requested modifications on the terms and conditions set forth herein;

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments. The Credit Agreement is amended in the following respects:

(a) Additional Definition. A new definition for “New Hampshire International Speedway” is added to Section 1.1 in correct alphabetical order to read as follows:

“ “New Hampshire International Speedway” means New Hampshire Speedway, Inc., a New Hampshire corporation.”

(b) Increase in Revolving Committed Amount. In Section 2.1 (Revolving Loans), the text “FOUR HUNDRED MILLION DOLLARS ($400,000,000)” is replaced with the text “FIVE HUNDRED MILLION DOLLARS ($500,000,000)”.

(c) Consolidation, Merger, Sale or Purchase of Assets, etc. In Section 8.4(c) the text is deleted in its entirety and replaced with the following:

“(c) except as otherwise permitted by Section 8.4(a) or 8.5, acquire all or any portion of the Capital Stock or securities of any other Person or purchase, lease or otherwise acquire (in a single transaction or a series of related transactions) all or any substantial part of the Property of any other Person provided, however, that, so long as no Default or Event of Default would be caused as a result thereof on an actual or Pro Forma Basis, then any Credit Party or any Subsidiary may (i) enter into Permitted Motorsports Transactions; provided, however, the aggregate Cash Consideration paid for such transactions in any fiscal year (specifically excluding the acquisition of New Hampshire International Speedway) shall not exceed 35% of the Consolidated Net Worth of Speedway Motorsports at the immediately preceding fiscal year end, and (ii) consummate other acquisitions consistent with the nature of the Borrowers’ business, whether by merger, stock purchase or asset purchase; provided, however, that the Cash Consideration paid for such other acquisitions shall not exceed $100,000,000 in the aggregate during the term of this Credit Agreement.”

(d) New Revolving Commitments; Schedule of Lenders and Commitments. After giving effect to the increase in the Revolving Committed Amount as provided in Section 1(b) hereof, the Revolving Commitment and the Revolving Commitment Percentage of each Lender shall be as set forth on Schedule 2.1(a) attached hereto. Schedule 2.1(a) to the Credit Agreement is amended and restated in its entirety to read as Schedule 2.1(a) attached hereto.

2. Conditions Precedent. This Amendment shall be effective as of the date hereof upon satisfaction of each of the following conditions precedent:

(a) Executed Amendment. the Administrative Agent’s receipt of counterparts of this Amendment duly executed by the Borrowers, all the Lenders and the Administrative Agent.

(b) Secretary’s Certificate. the Administrative Agent’s receipt of a duly executed certificate of an executive officer of each Credit Party, in form and substance satisfactory to

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the Administrative Agent and the Lenders, attaching each of the following documents and certifying that each is true, correct and complete and in full force and effect as of the date hereof:

(i) Articles of Incorporation. Copies of its articles of incorporation or certificate of formation, certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state of its organization, unless an executive officer certifies in the secretary’s certificate that the copies of its articles of incorporation or certificate of formation previously delivered to the Administrative Agent at the closing of the Credit Agreement or in connection with a prior amendment or joinder agreement have not been amended, supplemented or otherwise modified and remain in full force and effect as of the date hereof;

(ii) Bylaws. Copies of its bylaws or operating agreement, unless an executive certifies in the secretary’s certificate that the copies of its bylaws or operating agreement previously delivered to the Administrative Agent at the closing of the Credit Agreement or in connection with a prior amendment or joinder agreement have not been amended, supplemented or otherwise modified and remain in full force and effect as of the date hereof;

(iii) Resolutions. Copies of its resolutions approving and adopting this Amendment, the transactions contemplated herein, and authorizing the execution and delivery hereof; and

(iv) Incumbency. Incumbency certificates identifying the executive officers of each Credit Party who are authorized to execute this Amendment and related documents and to act on such Credit Party’s behalf in connection with this Amendment and the Credit Documents.

(c) Fees. All fees (including all reasonable fees, expenses and disbursements of Moore & Van Allen PLLC) due in connection herewith, which fees shall be deemed fully earned and due and payable on the effective date of this Amendment.

3. Representations and Warranties. Each of the Credit Parties hereby represents and warrants in connection herewith that as of the date hereof (after giving effect hereto) (a) the representations and warranties set forth in Section 6 of the Credit Agreement are true and correct in all material respects (except those which expressly relate to an earlier date), and (b) no Default or Event of Default has occurred and is continuing under the Credit Agreement.

4. Acknowledgments, Affirmations and Agreements. Each of the Credit Parties (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Credit Documents and (iii) agrees that this Amendment does not operate to reduce or discharge the Guarantors’ obligations under the Credit Agreement or the other Credit Documents.

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5. Credit Agreement. Except as expressly modified hereby, all of the terms and provisions of the Credit Agreement remain in full force and effect.

6. Expenses. The Borrowers jointly and severally agree to pay all reasonable costs and expenses in connection with the preparation, execution and delivery of this Amendment, including the reasonable fees and expenses of the Administrative Agent’s legal counsel.

7. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original. It shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

8. Governing Law. This Amendment shall be deemed to be a contract under, and shall for all purposes be construed in accordance with, the laws of the State of North Carolina.

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

THE BORROWERS:	SPEEDWAY MOTORSPORTS, INC.,
a Delaware corporation

	By:	/s/ William R. Brooks
	Name:	William R. Brooks
	Title:	Vice President

SPEEDWAY FUNDING, LLC,
a Delaware limited liability company

	By:	/s/ William R. Brooks
	Name:	William R. Brooks
	Title:	President

[Signatures Continue]

GUARANTORS:	600 RACING, INC.,
a North Carolina corporation
ATLANTA MOTOR SPEEDWAY, LLC,
a Georgia limited liability company
BRISTOL MOTOR SPEEDWAY, LLC,
a Tennessee limited liability company
CHARLOTTE MOTOR SPEEDWAY, LLC,
a North Carolina limited liability company
INEX CORP.,
a North Carolina corporation
LAS VEGAS MOTOR SPEEDWAY, LLC,
a Delaware limited liability company
MOTORSPORTS BY MAIL, LLC
a North Carolina limited liability company
NEVADA SPEEDWAY, LLC,
a Delaware limited liability company
SMI TRACKSIDE, LLC,
a North Carolina limited liability company
SMISC HOLDINGS, INC.,
a North Carolina corporation
SPEEDWAY MEDIA, LLC,
a North Carolina limited liability company
SPEEDWAY PROPERTIES COMPANY, LLC,
a Delaware limited liability company
SPEEDWAY SONOMA, LLC,
a Delaware limited liability company
SPR, LLC, a Delaware limited liability company
TEXAS MOTOR SPEEDWAY, INC.,
a Texas corporation
TRACKSIDE HOLDING CORPORATION,
a North Carolina corporation

	By:	/s/ William R. Brooks
	Name:	William R. Brooks
	Title:	Vice President

SPEEDWAY SYSTEMS LLC,
a North Carolina limited liability company

	By:	SPR, LLC,
its manager

		By:	/s/ William R. Brooks
		Name:	William R. Brooks
		Title:	Vice President

[Signatures Continue]

ADMINISTRATIVE
AGENT:	BANK OF AMERICA, N.A.,
in its capacity as the Administrative Agent

	By:	/s/ Anne M. Zeschke
	Name:	Anne M. Zeschke
	Title:	Asst. Vice President

LENDERS:	BANK OF AMERICA, N.A.,
in its capacity as a Lender, Swingline Lender and Issuing Lender

	By:	/s/ Madison B. Wyche, IV
	Name:	Madison B. Wyche, IV
	Title:	Vice President

BANK OF THE WEST

	By:	/s/ Sidney Jordan
	Name:	Sidney Jordan
	Title:	Vice President

CALYON NEW YORK BRANCH (successor in interest to Credit Lyonnais New York Branch), in its capacity as Documentation Agent and as a Lender

	By:	/s/ Samuel Hill
	Name:	Samuel Hill
	Title:	Managing Director/Regional Head

	By:	/s/ Brian Myers
	Name:	Brian Myers
	Title:	Managing Director

CAROLINA FIRST

By:	/s/ Charles D. Chamberlain
Name:	Charles D. Chamberlain
Title:	Executive Vice President

COMERICA BANK

By:	/s/ Richard C. Hampson
Name:	Richard C. Hampson
Title:	Vice President

FIRST TENNESSEE BANK NATIONAL ASSOCIATION

By:	/s/ Miles R. Snider
Name:	Miles R. Snider
Title:	Vice President

FIRSTRUST BANK

By:	/s/ Ellen Frank
Name:	Ellen Frank
Title:	Vice President

JPMORGAN CHASE BANK, N.A.

By:	/s/ Sean P. Golden
Name:	Sean P. Golden
Title:	Assistant Vice President

RBC CENTURA BANK

By:	/s/ Richard E. Anglin III
Name:	Richard E. Anglin III
Title:	Vice President

REGIONS BANK

By:	/s/ Elaine E. Passman
Name:	Elaine E. Passman
Title:	Vice President

SOVEREIGN BANK

By:	/s/ Kathryn McEnroe Williams
Name:	Kathryn McEnroe Williams
Title:	Vice President

SUNTRUST BANK, in its capacity
as Documentation Agent and as a Lender

By:	/s/ Thomas F. Parrott
Name:	Thomas F. Parrott
Title:	Vice President

US BANK NATIONAL ASSOCIATION

By:	/s/ William J. Hronek
Name:	William J. Hronek
Title:	Senior Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION,
in its capacity as Syndication Agent and as a Lender

By:	/s/ Douglas T. Davis
Name:	Douglas T. Davis
Title:	Senior Vice President